                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT is made and entered into as of the 21st day of December, 1994 by and between POLARIS INDUSTRIES L.P., a Delaware limited partnership (the "Original Borrower"), POLARIS INDUSTRIES PARTNERS L.P., a Delaware limited partnership (the "Successor Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

     WHEREAS, the Original Borrower and the Bank have previously entered into a Credit Agreement dated as of March 31, 1992, as amended by that certain First Amendment to Credit Agreement dated as of November 16, 1992, that certain Second Amendment to Credit Agreement dated as of March 31, 1993, and that certain Third Amendment to Credit Agreement dated as of March 31, 1994, each between the Original Borrower and the Bank (as so amended, the "Credit Agreement"); and

     WHEREAS, the Original Borrower and the Successor Borrower wish to induce the Bank to amend certain provisions of the Credit Agreement so as to permit the merger of the Original Borrower into the Successor Borrower, which shall be the surviving partnership in such merger, and the Bank is willing to do so if and only if the Original Borrower and the Successor Borrower each executes this Fourth Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Borrower, the Successor Borrower and the Bank hereby agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms used herein without definition shall have the meaning given in the Credit Agreement.

     2.   AMENDMENT TO CREDIT AGREEMENT.

     (a)  The definitions of "First Rights" and "Termination Date" in Section
1.1 of the Credit Agreement are amended to read in their entirety as follows:

          "FIRST RIGHTS": (i) Prior to the Merger Effective Date, options to receive partnership capital interests in the Successor Borrower, as described and reported in the most recent financial statements of the Successor Borrower; and

     (ii) On or after the Merger Effective Date, options to receive shares of common stock in Polaris Industries Inc., as described and reported in the most recent financial statements of Polaris Industries Inc.

          "TERMINATION DATE": The earliest of (a) April 30, 1995, (b) the date on which the Commitment is terminated pursuant to SECTION 10.2 hereof or
     (c) the date on which the Commitment is reduced to zero pursuant to SECTION
     4.3 hereof.

     (b) New definitions of "Merger," "Merger Agreement," "Merger Effective Date," "Original Borrower" and "Successor Borrower" are added to Section 1.1 of the Credit Agreement, to read in their entirety as follows:

          "MERGER": The merger of the Original Borrower into the Successor Borrower, with the Successor Borrower as the surviving partnership, pursuant to and as described in the Merger Agreement.

          "MERGER AGREEMENT": That certain Agreement and Plan of Conversion dated as of September 29, 1994, by and among Polaris Industries Inc. the Successor Borrower, the Original Borrower, EIP Associates L.P., Polaris Industries Associates L.P., EIP Capital Corporation, Polaris Industries Capital Corporation, and certain partners and stockholders in the foregoing entities, as it exists as of December 21, 1994, without regard for any subsequent amendment.

          "MERGER EFFECTIVE DATE": The date (on or after the date and time as of which the Merger becomes effective) when the Successor Borrower delivers to the Bank: (i) a copy of the certificate of merger with respect to the Merger, certified by the Delaware Secretary of State; (ii) evidence satisfactory to the Bank that no Default or Event of Default exists or would be caused by the Merger and that all representations and warranties contained in Article VII of this Agreement and Section 3 of that certain Fourth Amendment to Credit Agreement dated as of December 21, 1994 are true and correct on the Merger Effective Date; and (iii) an opinion of Kaplan, Strangis and Kaplan, P.A., in form and substance satisfactory to the Bank, that the Merger has become "effective," as such term is used in Sections 17-211(e) and 17-211(h) of the Delaware Revised Uniform Limited Partnership Act.

          "ORIGINAL BORROWER": Polaris Industries L.P., a Delaware limited partnership.

          "SUCCESSOR BORROWER": Polaris Industries Partners L.P., a Delaware limited partnership.

     (c) Section 8.3(a) of the Credit Agreement is amended to read in its entirety as follows:

     (a) (i) With respect to any financial statements delivered prior to the Merger Effective Date, as soon as possible, and in any event within ninety
     (90) days after the close of Borrower's fiscal year, the audited consolidated financial statements of the Successor Borrower, including a balance sheet as at the end of such year, a statement of income and partners' capital and a cash flow statement for such year, all prepared in accordance with generally accepted accounting principles; and

     (ii) With respect to any financial statements delivered on or after the Merger Effective Date, as soon as possible, and in any event within ninety
     (90) days after the close of Borrower's fiscal year, the audited consolidated financial statements of Polaris Industries Inc., including a balance sheet as at the end of such year, a statement of income and stockholders' equity and a cash flow statement for such year, in each case all prepared in accordance with generally accepted accounting principles.

     (d) Section 8.8 of the Credit Agreement is amended to read in its entirety as follows:

          Section 8.8 MAINTENANCE OF PARTNERSHIP EXISTENCE, ETC. Borrower will take such action as may be necessary to maintain and preserve its partnership existence, except that the Original Borrower may merge into the Successor Borrower through the Merger, if and only if the Merger Effective Date occurs prior to January 31, 1995.

     (e) Section 9.1(a) of the Credit Agreement is amended to read in its entirety as follows:

     (a) Consolidate with or merge into any other Person (except that the Original Borrower may merge into the Successor Borrower through the Merger, if and only if the Merger Effective Date occurs prior to January 31, 1995); or

     (f) Section 9.4 (a) and (b) of the Credit Agreement are amended to read in their entirety as follows:

     (a) Restricted Payments made prior to the Merger Effective Date for the purpose of purchasing or redeeming BACs; and

     (b) Other Restricted Payments not to exceed $15,000,000 in any fiscal quarter, which shall be made not more frequently than once per quarter or earlier than 30 days after the end of each fiscal quarter of the Borrower;

     (g) A new Section 11.9 is added to the Credit Agreement, to read in its entirety as follows:

     Section 11.9

     (a) ASSUMPTION AND ASSIGNMENT. Effective as of the Merger Effective Date, the Original Borrower hereby assigns and transfers to the Successor Borrower all of the Original Borrower's right, title and interest in and to, and its privileges, duties and obligations under, each of this Agreement, the Note, each Letter of Credit Agreement and each other Loan Document (collectively, the "Bank Agreements"). The Successor Borrower as of the Merger Effective Date hereby accepts the foregoing assignment from the Original Borrower, agrees to be bound by each of the Bank Agreements, agrees to perform all of the obligations and duties to be performed by, and to observe all of the conditions to be observed by, the Original Borrower under the Bank Agreements, and agrees to pay to the Bank when due all obligations of the Borrower under the Bank Agreements. The foregoing assignment and assumption is not intended to, and shall not be deemed to, limit the effect of Delaware Revised Uniform Limited Partnership Act Section 17-211 or Section 6.2 of Merger Agreement. The Successor Borrower acknowledges that, under said statute and section of the Merger Agreement, and as a consequence of the Merger of the Original Borrower into the Successor Borrower, all debts, liabilities and duties of the Original Borrower (including but not limited to all debts, liabilities and duties of the Original Borrower under the Bank Agreements) will become debts, liabilities and duties of the Successor Borrower on the "Operating Partnership Effective Time" (as defined in the Merger Agreement) just as if such debts, liabilities and duties had been incurred or contracted by the Successor Partnership.

     (b) NOTICES. The address for notices to the Borrower contained in any Bank Agreement is hereby deleted and the following addresses inserted in its place:

          Polaris Industries Partners L.P.
          1225 Highway 169 North
          Minneapolis, Minnesota 55441
          Attention: Michael W. Malone

     (c) WAIVERS. The Bank hereby agrees that it will not assert the merger of the Original Borrower into the Successor Borrower, in and of itself, as a default or an event of default under any of the Bank Agreements; provided, however, that the Bank reserves all rights and remedies available to it under any of the Bank Agreements should the Successor Borrower, as the surviving Partnership, fail to satisfy any financial test or other covenant contained in any of the Bank Agreements.

          (d) REFERENCES TO THE BORROWER. Until and unless the Merger Effective Date occurs, all references to the Borrower or any similar term in any Bank Agreement shall be deemed to be references to the Original Borrower. From and after the Merger Effective Date, all references to the Borrower or any similar term in any Bank Agreement shall be deemed to be references to the Successor Borrower.

     3. REPRESENTATIONS BY SUCCESSOR BORROWER. In order to induce the Bank to enter into this Fourth Amendment, the Successor Borrower represents and warrants as follows:

          (a) ORGANIZATION. The Successor Borrower is a limited partnership duly organized, validly existing and in good standing under the limited partnership laws of the State of Delaware and has all requisite partnership power and authority to own, lease and operate its and the Original Borrower's properties and to carry on its and the Original Borrower's business as now being conducted, except for the failure to be so organized, existing and in good standing or to have such power and authority would not have a material adverse effect on the Successor Borrower.

          (b) AUTHORITY. The Successor Borrower has the requisite partnership power and authority to execute and deliver this Fourth Amendment and to consummate the Merger and the transactions contemplated by this Fourth Amendment. The execution, delivery and performance of this Fourth Amendment by the Successor Partnership and the consummation by the Successor Partnership of the Merger and the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of the Successor Partnership and no other partnership action on the part of the Successor Partnership is necessary to authorize this Fourth Amendment or to consummate the transactions contemplated by this Fourth Amendment. This Fourth Amendment has been duly executed and delivered by the Successor Borrower.

          (c) PENDING LITIGATION AND BURDENSOME PROVISIONS. There are not, in any court or before any arbitrator of any kind or before or by any government or nongovernmental body, any actions, suits or proceedings pending or threatened (nor to the knowledge of the Successor Borrower, is there any basis therefore) against or any other way relating adversely to or affecting the Successor Borrower or the business or any property of the Successor Borrower, except actions, suits or proceedings that, if adversely determined would not, singly or in the aggregate have a materially adverse effect on the Successor Borrower, or the ability of the Successor Borrower to perform its obligations under the Credit Agreement, as amended by this Fourth Amendment. The Successor Borrower is not a party to nor bound by any contract or applicable law that could forseeably have a materially adverse effect on the Successor Borrower.

          (d) FINANCIAL STATEMENTS. The Successor Borrower has furnished the Bank with the audited consolidated financial statements of the Successor Borrower for the fiscal year ended December 31, 1993 and unaudited consolidated financial statements of the Successor Borrower for the fiscal quarter ended September 30, 1994. These financial statements are true and correct and were prepared in accordance with generally accepted accounting principles consistently maintained throughout the periods involved, and present fairly the financial condition of the Successor Borrower as of the dates thereof. Since September 30, 1994 there has been no, and neither the Merger nor any other transaction consummated pursuant to the Merger Agreement will cause any, materially adverse change in the business, assets, liabilities (except that the Successor Borrower will become liable for all liabilities of the Original Borrower as a result of the Merger), financial condition, results of operations or business prospects of the Successor Borrower, and no event has occurred or failed to occur, which has had or may have, either alone or in conjunction with any other event or failure, a materially adverse effect on the Successor Borrower or the ability of the Successor Borrower to perform its obligations under the Credit Agreement, as amended by this Fourth Amendment. The Successor Borrower has good and marketable title to all assets reflected in the latest balance sheet referred to above, and following the Merger will have good and marketable title to all assets reflected in the most recent financial statements provided to the Bank by the Original Borrower, except for assets disposed of in the ordinary course of business. The Successor Borrower does not have any indebtedness for borrowed money outstanding, and following the Merger will not have any indebtedness for borrowed money outstanding, except: (i) indebtedness disclosed in the most recent financial statement referred to above; (ii) indebtedness disclosed in the most recent financial statement of the Original Borrower provided to the Bank; (iii) short-term trade debt incurred by the Original Borrower or the Successor Borrower in the ordinary course of business; and (iv) increases, if any, in the amounts outstanding under the Credit Agreement. There exists no default under the provisions of any instrument evidencing such indebtedness for borrowed money or of any agreement relating thereto that could have a material adverse effect on the Successor Borrower.

     4. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Fourth Amendment shall not become effective until, and shall become effective when, each of the following conditions precedent have been fulfilled:

          (a) The Bank shall have received this Fourth Amendment, duly executed by the Original Borrower and the Successor Borrower;

      (b) The Bank shall have received a certificate of authority with respect to each of the Original Borrower and the Successor Borrower, in form and substance satisfactory to the Bank;

     (c) The Bank shall have received certificates of good standing from the Secretaries of State of Delaware and Minnesota with respect to the Successor Borrower, dated as of a date not more than ten days prior to the date hereof;

     (d) The Bank shall have received a copy of the Merger Agreement, certified as true, correct and complete by the Original Borrower and the Successor Borrower;

     (e) The Bank shall have received an opinion of Kaplan, Strangis and Kaplan, P.A., in form and substance satisfactory to the Bank, to the effect that the Successor Borrower is validly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Minnesota, and has the partnership power and authority under those laws to carry on its businesses and to own its properties; that all partnership action by the Successor Partnership necessary to authorize the execution, delivery and performance of this Fourth Amendment has been duly taken; that this Fourth Amendment has been validly executed by the Successor Borrower and is fully enforceable against the Successor Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other general similar laws affecting creditors' rights generally); and that the agreements on the part of the Successor Borrower contained in this Fourth Amendment and the performance by the Successor Borrower of its obligations hereunder and under the Credit Agreement do not or will not violate any provision of any presently applicable law, or of the Successor Borrower's partnership agreement or any agreement, indenture, note or other instrument presently binding on it, to the extent such agreements, indentures, notes or other instruments are known to such counsel;

     (f) The Bank shall have received such other documents, instruments, approvals and, if requested by the Bank, certified duplicates of executed copies thereof, and opinions that the Bank may reasonably request; and

     (g) The Bank shall have received reimbursement from the Borrower for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of Dorsey & Whitney, special counsel for the Bank) paid or incurred by the Bank prior to the date of this Fourth Amendment in connection with the preparation, review, execution, delivery, amendment, modification and administration of the Credit Agreement and this Fourth Amendment.

     5. REPRESENTATIONS: NO DEFAULT: RESERVATION OF RIGHTS. Each of the Original Borrower and the Successor Borrower hereby represents that on and as of the date hereof and after giving effect to this Fourth Amendment, (x) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and (y) there will exist no Default or Event of Default on such date.

     6. AFFIRMATION. The Bank, the Original Borrower and the Successor Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Fourth Amendment, shall remain in full force and effect. All references to the Credit Agreement in any Loan Document or other document delivered to the Bank by the Borrower or entered into between the Bank and the Borrower shall be deemed to be references to the Credit Agreement as amended by this Fourth Amendment and by any subsequent amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the day and year first above written.


                                   Original Borrower:
                                   POLARIS INDUSTRIES L.P.
                                   By Polaris Industries Associates L.P.
                                   Its General Partner

                                        By /s/ V. K. Atkins, Jr.
                                          --------------------------
                                          Victor K. Atkins, Jr.
                                        Its General Partner


                                        And by Polaris Industries Capital
                                        Corporation
                                        Its General Partner

                                        By /s/ V. K. Atkins, Jr.
                                          -------------------------------
                                        Name  V. K. Atkins, Jr.
                                            -----------------------------
                                        Title  Chairman
                                             ----------------------------

                                        Successor Borrower:
                                        POLARIS INDUSTRIES PARTNERS L.P.
                                        By EIP Associates L.P.
                                        Its General Partner

                                             By EIP Capital Corporation
                                                Its General Partner


                                                By /s/ V. K. Atkins, Jr.
                                                  -----------------------
                                                Name: Victor K. Atkins, Jr.
                                                Title:  President

                                             And By


                                             /s/ V. K. Atkins, Jr.
                                             ----------------------------
                                             Victor K. Atkins, Jr.
                                             Its General Partner

                                        Bank:
                                        FIRST BANK NATIONAL ASSOCIATION


                                        By /s/ William T. Bailey
                                          -------------------------------
                                        William T. Bailey
                                        Vice President








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